                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Gamma Biologicals, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:

                            GAMMA BIOLOGICALS, INC.
                    3700 MANGUM ROAD, HOUSTON, TEXAS 77092
                                 JUNE 27, 1997

Dear Shareholder:

  You are cordially invited to attend the annual meeting of shareholders to be held August 7, 1997, at 3:00 p.m., Central time, at the offices of the Company, 3700 Mangum Road, Houston, Texas.

  It will be a pleasure for the officers and directors to meet with you and have an opportunity to answer any questions you may have about Company affairs. The officers and directors will be available to talk individually with shareholders before and after the meeting.

  Whether or not you plan to attend the meeting, we urge you to sign and return the enclosed proxy so that your shares will be represented at the meeting.

                                       Sincerely,

                                       LOGO
                                       [SIGNATURE APPEARS HERE]
                                       David E. Hatcher
                                       Chairman of the Board

                            GAMMA BIOLOGICALS, INC.

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

  The annual meeting of shareholders of Gamma Biologicals, Inc. (the "Company") will be held August 7, 1997, at 3:00 p.m., Central time, at the offices of the Company, 3700 Mangum Road, Houston, Texas 77092, for the following purposes:

    1. To elect directors;

    2. To adopt the 1997 Outside Director Stock Option Plan; and

    3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on June 16, 1997 as the record date for the meeting, and only holders of Common Stock of record at such time will be entitled to vote at the meeting or any adjournments thereof.

  Further information regarding the meeting, the nominees for election as directors and the 1997 Outside Director Stock Option Plan is set forth in the accompanying proxy statement.

                                          By order of the Board of Directors,

                                          LOGO
                                          [SIGNATURE APPEARS HERE]
                                          Lawrence E. Letwin
                                          Secretary

June 27, 1997

                PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY
                         AT YOUR EARLIEST CONVENIENCE.

                            GAMMA BIOLOGICALS, INC.
                    3700 MANGUM ROAD, HOUSTON, TEXAS 77092
                                 JUNE 27, 1997

                               ----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies for use at the annual meeting of shareholders (the "Meeting") of Gamma Biologicals, Inc. (the "Company") to be held at the time and place and for the purposes set forth in the foregoing Notice of Annual Meeting of Shareholders (the "Notice") and at any adjournments thereof.

                      SOLICITATION AND VOTING OF PROXIES

  The solicitation will be conducted by mail. The Company will bear the expense of the solicitation of proxies, including the charges and expenses of brokerage firms and others incurred in forwarding solicitation material to beneficial owners of stock. Further solicitation of proxies may be made by telephone or oral communication with shareholders of the Company following the original solicitation. All further solicitation will be by regular employees of the Company who will not be additionally compensated therefor. Copies of the Proxy, Notice and Proxy Statement are being mailed to shareholders on or about June 27, 1997.

  Proxies in the accompanying form are solicited by the management at the direction of the Board of Directors. Execution and return of the proxy will not in any way affect a shareholder's right to attend the Meeting and to vote in person, and a shareholder giving a proxy has the power to revoke it at any time before it is exercised by giving written notice to the Company at or prior to the Meeting. A proxy may also be revoked by execution of a proxy bearing a later date or by attendance at the Meeting and voting in person by ballot. Properly executed proxies in the accompanying form, received in due time and not previously revoked, will be voted as specified. A proxy received by management which does not withhold authority to vote or on which no specification has been indicated will be voted for the proposals set forth in this Proxy Statement and for the nominees for the Board of Directors of the Company named in Proposal No. 1 of this Proxy Statement. A majority of the outstanding shares will constitute a quorum at the Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to shareholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

  At the date of this Proxy Statement, management of the Company does not know of any business to be presented at the Meeting other than those matters which are set forth in the Notice accompanying this Proxy Statement. If any other business should properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to such business in accordance with the judgment of the persons named in the proxy.

            COMMON STOCK OUTSTANDING AND PRINCIPAL HOLDERS THEREOF

  Only holders of Common Stock of the Company of record at the close of business on June 16, 1997 are entitled to notice of and to vote at the Meeting. At that date, there were outstanding 4,603,052 shares of the Company's Common Stock, which is the only class of stock that has been issued by the Company. Each shareholder is entitled to one vote for each share of Common Stock held of record by the shareholder on that date for all matters coming before the Meeting and, except as otherwise provided by applicable law, a favorable vote consists of a simple majority of the votes cast. Shareholders are not entitled to cumulate their votes in the election of directors, which means that the holders of more than half of the shares voting for the election of directors can elect all of the directors if they choose to do so.

BENEFICIAL OWNERSHIP OF COMMON STOCK

  The following table sets forth, as of May 15, 1997, the ownership of the Company's Common Stock by (i) each shareholder, if any, who is known by the Company to own beneficially more than 5% of the outstanding Common Stock, (ii) each director and nominee, (iii) each named executive officer and (iv) all directors and executive officers as a group. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated. All information with respect to beneficial ownership has been furnished by the shareholders to the Company.


                                                     AMOUNT AND NATURE
                        NAME OF                        OF BENEFICIAL   PERCENT
                   BENEFICIAL OWNER                      OWNERSHIP     OF CLASS
                   ----------------                  ----------------- --------
   Betty F. Hatcher.................................      222,324(1)     4.79%
   David E. Hatcher.................................      139,099(2)     2.99%
   H.H. "Will" Hardee...............................       72,338(3)     1.57%
   John J. Moulds...................................       49,725(4)     1.07%
   Bryan J. Brieden.................................       30,820(5)      *
   Jimmie L. Turner.................................       25,897(6)      *
   John Case........................................       20,599(7)      *
   R. Bruce LaBoon..................................       12,500(8)      *
   Hayle B. Randolph................................       10,100(8)      *
   Dr. Richard H. Aster.............................       10,000(9)      *
   All executive officers and directors as a group
    (16 persons)....................................      648,626(10)   13.32%
   Dimensional Fund Advisors Inc.
    1299 Ocean Ave., 11th Floor
    Santa Monica, CA 90401..........................      267,600(11)    5.81%

--------
 *  Less than 1.0%.
(1) Includes 42,725 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.
(2) Includes 53,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.
(3) Includes 10,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options granted under the 1997 Outside Director Stock Option Plan which is being submitted to the shareholders for their approval at the Meeting. See Proposal No. 2. Also includes 2,400 shares owned of record by Mrs. Hardee, beneficial ownership of which is disclaimed by Mr. Hardee.
(4) Includes 39,500 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.

(5) Includes 10,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options. Also includes 5,226 shares owned of record by Mrs. Brieden, beneficial ownership of which is disclaimed by Mr. Brieden.
(6) Includes 17,500 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options and 1,950 shares owned of record by Mrs. Turner, beneficial ownership of which is disclaimed by Mr. Turner.
(7) Includes 10,500 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options and 799 shares owned of record by Mrs. Case, beneficial ownership of which is disclaimed by Mr. Case.
(8) Includes 10,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.
(9) Includes 10,000 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options granted under the 1997 Outside Director Stock Option Plan which is being submitted to the shareholders for their approval at the Meeting. See Proposal No. 2.
(10) Includes 264,849 shares which can be acquired during the next 60 days pursuant to the exercise of outstanding stock options.
(11) Includes 267,600 shares held in portfolios of DFA Investment Dimensions Group Inc., a registered open-end investment company, or in series of the DFA Investment Trust Company, a Delaware business trust, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional Fund Advisors Inc. disclaims beneficial ownership of all such shares.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

INFORMATION CONCERNING DIRECTORS

  It is proposed that six directors will be elected at the Meeting, each to hold office until the annual meeting of shareholders in 1998 and until his or her successor is duly elected and qualified. The Company has no reason to believe that any nominee will be unavailable to serve at the time of election. All of the nominees are presently members of the Board of Directors of the Company. There are no family relationships among any of the directors of the Company. The names of the nominees, together with information as to their principal occupations, age, and experience, are as follows:

                                                                       DIRECTOR
             NAME                     PRINCIPAL OCCUPATION         AGE  SINCE
             ----                     --------------------         --- --------
 Dr. Richard H. Aster........  Senior Investigator at the Blood     66   1997
                                Center of Southeastern Wisconsin
                                and professor of medicine at
                                Medical College of Wisconsin(1)
 Bryan J. Brieden............  Consultant(2)                        69   1970
 H. H. "Will" Hardee.........  Senior Vice President of Rauscher    42   1997
                                Pierce Refsnes, Inc.(3)
 Betty F. Hatcher............  Executive Vice President and         64   1988
                                Assistant Secretary of the
                                Company(4)
 David E. Hatcher............  Chairman of the Board, President     74   1970
                                and Chief Executive Officer of
                                the Company(5)
 Hayle B. Randolph...........  Blood services consultant(6)         66   1991

--------

(1) Dr. Aster retired in May 1996 as President and Chief Executive Officer of the Blood Center of Southeastern Wisconsin after 26 years. Dr. Aster is Chairman of Genetic Testing Institute, Inc. and is a director of Principle Preservation Portfolios, a mutual fund company and subsidiary of the BC Ziegler Company.
(2) In 1994, Mr. Brieden retired as President of Bryan Biologicals, Inc., a distributor of laboratory supplies, a position he held for more than five years. Mr. Brieden now serves as a consultant to Bryan Biologicals, Inc.
(3) Mr. Hardee served as Senior Vice President of Kidder Peabody Co. for three years from 1991 until October 1994. Mr. Hardee has served as Senior Vice President of Rauscher Pierce Refsnes, Inc. since October 1994.
(4) Ms. Hatcher served as the Senior Vice President and Secretary of the Company prior to becoming a consultant to the Company in 1988. Ms. Hatcher was appointed Assistant Secretary of the Company in February 1989 and was appointed Director of Product Development of the Company in February 1990. She was appointed Executive Vice President of the Company in August 1992.
(5) Mr. Hatcher served as President of the Company until June 1992 and became President of the Company again in October 1996.
(6) Mr. Randolph served as President and Chief Executive Officer of Blood Systems, Inc. until his retirement in March 1991. Mr. Randolph served as a consultant on various projects for Blood Systems, Inc. and as the Executive Director of Blood Systems Research Foundation until January 15, 1993 and is currently an independent consultant to the blood services industry.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

  The Board of Directors of the Company met five times during fiscal 1997. The Board has established two standing committees, the Audit Committee, which is comprised of Messrs. Aster, Brieden, LaBoon and Randolph, and the Compensation/Stock Option Committee, which is comprised of Messrs. Brieden, Hardee, LaBoon and Randolph. The Audit Committee exercises oversight with respect to the Company's accounting practices and procedures and its relationship with its independent auditors, and the Compensation/Stock Option Committee makes recommendations to the Board of Directors regarding the compensation of officers and employees of the Company and the granting of options under the Company's 1991 Employee Stock Option Plan and 1995 Employee Stock Option Plan. The Audit Committee met one time during fiscal 1997, and the Compensation/Stock Option Committee met four times during fiscal 1997. There is no nominating committee. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors and of all committees of the board on which he or she served in fiscal 1997.

DIRECTOR COMPENSATION

  Directors of the Company who are also employees of the Company do not receive fees for attending meetings of the Board of Directors. Non-employee directors of the Company receive a retainer of $3,000 per year, payable in quarterly installments, and a fee of $600 for each meeting of the Board of Directors and for each meeting of each committee of the Board of Directors attended by such director. Pursuant to the 1997 Outside Director Stock Option Plan which is being submitted to the shareholders for their approval at the Meeting, upon initial election to the Board of Directors, non-employee directors shall receive an option to purchase 10,000 shares of the Company's Common Stock.

                  PROPOSAL NO. 2 -- ADOPTION OF 1997 OUTSIDE
                          DIRECTOR STOCK OPTION PLAN

  The Board of Directors of the Company has approved the 1997 Outside Director Stock Option Plan (the "1997 Director Plan"), and has directed that the 1997 Director Plan be submitted to the shareholders for approval. The 1997 Director Plan provides for the grant of non-qualified stock options covering up to an aggregate of 100,000 shares of the Company's Common Stock. The purpose of the 1997 Director Plan is to provide the outside directors additional incentive for their service as directors and an incentive, through options to acquire Common Stock of the Company, to increase the value of the Company's Common Stock. The Company is dependent for the successful conduct of its business on the initiative, effort and judgment of its directors. This summary of the material terms of the 1997 Director Plan is qualified in its entirety by reference to the full text of the 1997 Director Plan which is attached to this Proxy Statement as Appendix A.

  The 1997 Director Plan provides for appropriate adjustment of shares available under the 1997 Director Plan and of shares subject to outstanding stock options in the event of any changes in the outstanding Common Stock of the Company by reason of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction.

  Only outside directors are eligible to participate in the 1997 Director Plan. Each director who is not an employee of the Company and who was elected or appointed to the Board of Directors after September 1, 1996 will be granted a stock option to purchase 10,000 shares of the Company's Common Stock, effective as of the later of May 14, 1997 or the date of his appointment or election to the Board of Directors. The Board of Directors will also have the discretion and authority to grant stock options to directors in lieu of cash compensation to the directors. During the lifetime of the option holder, any stock option will be exercisable only by the recipient, and will be transferable only by will or the laws of descent and distribution or pursuant to a qualified domestic relations order.

  Each stock option shall have a term of ten years from the grant date thereof. The 1997 Director Plan shall be effective as of May 14, 1997; provided, however, that the 1997 Director Plan and all stock options granted under the 1997 Director Plan shall be void if the 1997 Director Plan is not approved by the shareholders. The 1997 Director Plan shall expire and terminate on the earlier to occur of (i) May 14, 2007, and (ii) the date on which there have been granted to eligible directors pursuant to the 1997 Director Plan stock options to purchase an aggregate of 100,000 shares of Common Stock. The Board shall have the authority to set the stock option exercise price, but the stock option exercise price shall not be less than an amount equal to 85% of the arithmetic mean of the fair market value of the Common Stock on the last trading day of each of the six calendar months preceding the date of grant of the stock option. On June 17, 1997, the last reported sales price of the Common Stock was $4.4375 per share. Payment in full for the number of shares purchased upon the exercise of stock options granted under the 1997 Director Plan shall be made in cash, or certified or cashier's check, or by Common Stock of the Company already owned by and in the possession of the stock option holder, or any combination thereof, at the same time that the stock option is exercised.

  Each stock option shall be evidenced by a stock option agreement containing terms and conditions not inconsistent with the provisions of the 1997 Director Plan. The stock options are exercisable in whole or in part upon the grant and each stock option shall continue to be exercisable until the stock option shall terminate or expire, notwithstanding any other provision of the 1997 Director Plan or agreement thereunder.

  The Board of Directors may at any time and from time to time amend the 1997 Director Plan. In addition to Board approval of any amendment to the 1997 Director Plan, if the Board of Directors determines on advice of counsel that it is necessary or desirable to obtain shareholder approval of any amendments to the 1997 Director Plan in order to comply with Rule 16b-3 of the rules and regulations under the Securities and Exchange Act of 1934, or any successor rule, or for any other reason, then the effectiveness of any such amendment may be conditioned upon its approval by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) entitled to vote on the amendment at a meeting of such shareholders, or such other shareholder approval as may be specified by the Board of Directors. No change may be made in, and no amendment, recision, suspension or termination of the 1997 Director Plan shall have an effect on, stock options previously granted under the 1997 Director Plan which may impair or alter the rights or obligations of the holders thereof, except that any change may be made in stock options previously granted with the consent of the optionees.

  Under federal income tax law, the grant of a non-qualified stock option has no tax effect on the Company or the optionee to whom it is granted. If the shares received on exercise of a non-qualified stock option are not subject to restrictions on transfer and risk of forfeiture, the exercise will result in ordinary income to the optionee equal to the excess of fair market value of the shares at the time of exercise over the stock option price. The optionee's tax basis in the shares received will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized. Upon any subsequent disposition of the shares, any further gain or loss will normally be capital gain or loss, and will be long-term if held more than one year after exercise. If a transferable stock option is sold, the gain recognized by the optionee will be ordinary income. The Company will generally be allowed, at the time of recognition of ordinary income by the optionee, to take a deduction for federal income tax purposes in an amount equal to such recognized income.

  If the shares received on exercise of a non-qualified stock option are subject to substantial restrictions on transfer or substantial risk of forfeiture, the exercise of the stock option will only result in a taxable transaction to the employee and a deduction to the Company if the optionee elects to be taxed at that time, and the tax consequence under such circumstances will be as described in the preceding paragraph. If an effective election is not made, income will only be recognized when the restriction on transfer or risk of forfeiture lapses, at which time the optionee will recognize ordinary income equal to the excess of fair market value of the shares purchased over the stock option price at that time and the Company will generally be allowed an equal deduction at that time. The optionee's tax basis in the shares received will be equal to the aggregate stock option price plus the amount of taxable income recognized. Taxation of any subsequent disposition of shares will normally generate capital gain or loss as described above.

  The following table sets forth the stock options that the groups referred to below will receive in 1997 if the 1997 Director Plan is approved by the Company's shareholders at the Meeting. Executive officers and employee directors are not eligible to participate in the 1997 Director Plan.

                               NEW PLAN BENEFITS
                    1997 OUTSIDE DIRECTOR STOCK OPTION PLAN

                                                                          NUMBER
                                                                            OF
                            NAME AND POSITION                             UNITS
                            -----------------                             ------
David E. Hatcher.........................................................      0
 Chairman of the Board, President and Chief Executive Officer
Betty Francis Hatcher....................................................      0
 Executive Vice President, Assistant Secretary and Director
Jimmie L. Turner.........................................................      0
 Executive Vice President and Chief Operating Officer
John L. Moulds...........................................................      0
 Senior Vice President, Chief Science Officer and Director
John Case................................................................      0
 Vice President--Regulatory Affairs
Executive Group..........................................................      0
Non-Executive Director Group............................................. 20,000
Non-Executive Officer Group..............................................      0
Employee Group...........................................................      0

                              EXECUTIVE OFFICERS

  The following table sets forth the names, ages, length of service as an officer, and the positions of the persons who are not nominees for director and who are executive officers of the Company:

                NAME                AGE OFFICER SINCE          POSITION
                ----                --- -------------          --------
 Jimmie L. Turner.................   58     1989      Executive Vice President
                                                       and Chief Operating
                                                       Officer
 John J. Moulds...................   53     1980      Senior Vice President and
                                                       Chief Science Officer
 Raul F. Alvarez..................   48     1996      Vice President--
                                                       International Business
 Susan A. Batcha .................   43     1996      Vice President--
                                                       Manufacturing
 John Case .......................   70     1980      Vice President--
                                                       Regulatory Affairs
 Thomas H. Frame .................   42     1996      Vice President--Research
                                                       and Development
 Marilyn K. Moulds ...............   53     1996      Vice President--
                                                       Consultation and
                                                       Education
 Margaret J. O'Bannion ...........   42     1989      Vice President--Finance
                                                       and Chief Financial
                                                       Officer
 Gary L. Parrish..................   60     1994      Vice President--National
                                                       Sales and Customer
                                                       Services

  Mr. Turner joined the Company in 1976 as a sales representative and became Vice President--Customer Services in August 1989. Mr. Turner became Executive Vice President and Chief Operating Officer in October 1996.

  Mr. Moulds joined the Company in 1975 and became Vice President-- Consultation and Education in 1980. Mr. Moulds became Executive Vice President and Chief Operating Officer of the Company in 1989 and was appointed President and Chief Operating Officer of the Company in June 1992. Mr. Moulds became Senior Vice President and Chief Science Officer in October 1996.

  Mr. Alvarez joined the Company in 1994 as International Sales and Marketing Manager. Previously, Mr. Alvarez had been division general manager of Menarini Diagnostics in Barcelona, Spain and Florence, Italy. Mr. Alvarez became Vice President--International Business in August 1996.

  Ms. Batcha joined the Company in 1981 in Coombs manufacturing. Ms. Batcha became department supervisor in 1984, and was named director of manufacturing in 1989. She became Vice President--Manufacturing in August 1996.

  Mr. Case joined the Company in 1976 and became Vice President--Regulatory Affairs in 1980.

  Mr. Frame joined the Company in 1993 as Director of Monoclonal Production and Product Development. Previously, Mr. Frame had been a senior scientist specializing in monoclonal research at the Central Laboratory of the Netherlands Red Cross Transfusion Service. Mr. Frame became Vice President-- Research and Development in August 1996.

  Ms. Moulds joined the Company in 1975 as supervisor of consultation and education. Ms. Moulds became director, consultation and education, in 1989 and Vice President--Consultation and Education in August 1996.

  Ms. O'Bannion joined the Company in 1978 and was named Controller of the Company in 1987. Ms. O'Bannion became Vice President--Finance and Chief Financial Officer in August 1989.

  Mr. Parrish joined the Company in 1977 as a sales representative and was named National Sales Manager in 1989. He became Vice President-National Sales in August 1994 and was appointed Vice President--National Sales and Customer Services in October 1996.

COMPENSATION/STOCK OPTION COMMITTEE REPORT(1)

  The Compensation/Stock Option Committee of the Board of Directors (the "Committee") is composed entirely of outside directors and is responsible for developing and making recommendations to the Board with respect to the Company's executive compensation policies. This Committee Report sets forth the components of the Company's executive officer compensation and describes the basis on which the fiscal 1997 compensation determinations were made by the Committee with respect to the executive officers of the Company.

  In designing its executive compensation programs, the Company follows its belief that executive compensation should reflect the value created for shareholders while supporting the Company's strategic goals. The following objectives have been adopted by the Committee:

    1. Executive compensation should be meaningfully related to the value created for shareholders;

    2. Executive compensation programs should reflect and promote the Company's value and reward individuals for outstanding contributions to the Company's success; and
--------
(1) Notwithstanding filings by the Company with the Securities and Exchange Commission ("SEC") that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, this Compensation Committee Report shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of the Regulation S-K.

    3. Short and long term executive compensation play a critical role in attracting and retaining well qualified executives.

  The Committee currently implements a compensation program based on three components: a base salary, a bonus program related to Company and individual performance during the relevant year, and a stock option program. The Committee regularly reviews the various components of the Company's executive compensation to ensure that they are consistent with the Company's objectives.

  BASE SALARY. The Committee, in recommending the appropriate base salaries of the Company's executive officers, generally considers the level of executive compensation in similar companies in the industry. In addition, the Committee takes into account (i) the performance of the Company and the roles of the individual executive officers with respect to such performance and (ii) the particular executive officer's specific responsibilities, and the long-term performance of such executive officer in those areas of responsibility.

  ANNUAL INCENTIVES. The bonus program provides direct financial incentives, in the form of an annual cash bonus, to executive officers to achieve and exceed the Company's annual goals. The Committee recommends cash bonuses based upon the Committee's evaluation of the contributions of each individual officer during the applicable fiscal year in achieving the goals of the Company for that year.

  LONG-TERM INCENTIVES. The stock option program is currently the Company's primary long-term incentive plan for executive officers and key employees. The objectives of the stock option program are to align executive officer compensation and shareholder return, and to enable executive officers to develop and maintain a significant, long-term stock ownership position in the Company's Common Stock. In addition, grants of stock options to the named executive officers and others are intended to retain and motivate executives to improve long-term corporate and stock market performance. Stock options are granted at the prevailing market value and will only have value if the Company's stock price increases. Generally, grants of stock options vest in equal amounts over four years, and executives must be employed by the Company at the time of vesting in order to exercise a stock option.

  Consistent with the Company's compensation program outlined above, compensation for each of the named executive officers, as well as other senior executives, consists of a base salary, bonus and stock options. The base salaries for the named executive officers for fiscal 1997 were at levels below competitive amounts paid to executives with comparable qualifications, experience and responsibilities of other companies engaged in the same or similar business as the Company. The Committee has not yet determined the amount of cash bonuses, if any, to be paid to the named executive officers for fiscal 1997.

  The Committee believes that the compensation of the chief executive officer ("CEO") should be impacted by Company performance. Mr. Hatcher founded the Company in 1970 and has served as its CEO since that time. During fiscal 1997, Mr. Hatcher received a base salary of $215,000, which the Committee believes to be average for the base salary for chief executive officers with comparable qualifications, experience and responsibilities of other companies engaged in the same or similar business as the Company. At this time, this Committee has not made a determination as to the bonus, if any, to be paid to Mr. Hatcher for fiscal 1997.

  Compensation Committee: H.H. "Will" Hardee, Bryan J. Brieden, R. Bruce LaBoon and Hayle B. Randolph.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  Except as set forth below, no member of the Compensation/Stock Option Committee of the Board of Directors of the Company was, during fiscal 1997, an officer or employee of the Company or any of its subsidiaries, was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure.

  During fiscal 1997, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the compensation committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, or (iii) a member of the Compensation Committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

  The Company distributes its products in the State of Michigan through Bryan Biologicals, Inc. In fiscal 1997, the Company's sales to Bryan Biologicals, Inc. amounted to approximately $195,000, or 1.1%, of the Company's net sales. Mr. Bryan J. Brieden, a director of the Company, is a consultant to, and former president and principal owner of, Bryan Biologicals, Inc. As of May 1, 1997, Bryan Biologicals, Inc. owed the Company approximately $109,000 on open account for product purchases made from October 1996 through April 1997. No interest is charged by the Company on such obligation. The largest amount owed to the Company by Bryan Biologicals, Inc. at any time during fiscal 1997 was approximately $126,000.

  During fiscal 1997 the Company retained the law firm of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. and proposes to retain the firm in the current fiscal year. Mr. LaBoon, a director of the Company, is a partner in the firm.

COMPENSATION TABLES

  The cash and other compensation paid by the Company and its subsidiaries during fiscal 1997 to each of the executive officers of the Company as to whom the total cash compensation exceeded $100,000 were as follows:

                          SUMMARY COMPENSATION TABLE

                                                                LONG-TERM
                                  ANNUAL COMPENSATION          COMPENSATION
                         ------------------------------------- ------------
                                                                SECURITIES
   NAME AND PRINCIPAL    FISCAL                 OTHER ANNUAL    UNDERLYING   ALL OTHER
        POSITION          YEAR  SALARY  BONUS  COMPENSATION(1)   OPTIONS    COMPENSATION
   ------------------    ------ ------- ------ --------------- ------------ ------------
                                  ($)    ($)         ($)           (#)          ($)
David E. Hatcher........  1997  215,100      0     11,284             0        29,014(2)
 Chairman of the Board,
  President               1996  209,949      0     10,992         7,000        28,265
 and Chief Executive
  Officer                 1995  207,834 35,000     11,423             0        27,405
John J. Moulds..........  1997  136,154      0      2,010             0         6,148(3)
 Senior Vice President,   1996  146,680      0      1,896         7,000         6,017
 Chief Science Officer
  and Director            1995  139,757 20,000      1,874             0         6,098
Betty F. Hatcher........  1997  110,100      0      6,526             0        18,105(4)
 Executive Vice
  President,              1996  106,680      0      6,214         5,000        17,328
 Assistant Secretary and
  Director                1995  102,065  6,500      6,217             0        16,297
John Case...............  1997  110,100      0          0             0             0
 Vice President--
  Regulatory Affairs      1996  106,680      0          0         3,000             0
                          1995  102,065  6,500          0             0             0
Jimmie L. Turner........  1997  103,657      0      2,960             0         8,463(5)
 Executive Vice
  President and           1996   95,046      0      2,796         3,000         8,011
 Chief Operating Officer  1995   91,680  6,500      2,766             0         7,715

--------
(1) For each named executive officer in fiscal 1997, represents payments by the Company for the named executive's taxes on split dollar premium payment.
(2) Represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive.
(3) Includes $5,169 which represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive, and $979 which represents Company matching contributions pursuant to the Company's 401(k) Retirement Savings Plan.
(4) Includes $16,780 which represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive, and $1,325 which represents Company matching contributions pursuant to the Company's 401(k) Retirement Savings Plan.
(5) Includes $7,610 which represents the dollar value of premiums paid by the Company with respect to a split dollar life insurance policy for the benefit of the named executive, and $853 which represents Company matching contributions pursuant to the Company's 401(k) Retirement Savings Plan.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR END OPTION VALUES

                                                 NUMBER OF SECURITIES      VALUE OF UNEXERCISED IN-
                           SHARES               UNDERLYING UNEXERCISED    THE-MONEY OPTIONS AT FISCAL
                          ACQUIRED    VALUE   OPTIONS AT FISCAL YEAR END           YEAR END
          NAME           ON EXERCISE REALIZED (EXERCISABLE/UNEXERCISABLE) (EXERCISABLE/UNEXERCISABLE)
          ----           ----------- -------- --------------------------- ---------------------------
David E. Hatcher........       0         0           53,000/9,000                  $12,225/0
John J. Moulds..........       0         0           39,500/9,000                  $ 7,335/0
John Case...............       0         0           10,500/3,500                  $ 1,630/0
Betty F. Hatcher........       0         0           42,725/6,250                  $ 8,750/0
Jimmie L. Turner........       0         0           17,500/3,500                  $ 2,445/0

PERFORMANCE GRAPH

  The following performance graph provided by Standard & Poor's compares the performance of the Company's Common Stock to the Russell 2000 Index and a Peer Group Index (as defined below) for the Company's last five fiscal years. Many of the Company's peers are privately-held companies, or subsidiaries or divisions of larger publicly-held companies. As a result, there is only one public company to which the Company may realistically compare itself. Accordingly, the Peer Group Index consists of Immucor, Inc. The graph below assumes $100 invested on March 31, 1992 in Company Common Stock or Index and that any dividends are reinvested.

                     COMPARATIVE FIVE-YEAR TOTAL RETURNS*
               GAMMA BIOLOGICALS, INC., RUSSELL 2000, PEER GROUP
                     (Performance results through 3/31/97)


                                     LOGO

                                 3/31/92 3/31/93 3/31/94 3/31/95 3/31/96 3/31/97
                                 ------- ------- ------- ------- ------- -------
GBL........................... n $100.00  58.70  109.19   80.18   77.42   67.97
Russell 2000.................. l $100.00 114.86  127.50  134.52  173.69  182.56
Peer Group.................... s $100.00  55.77   44.23   53.85  101.92   73.08

--------
Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in GBL common stock, Russell 2000, and Peer Group.
* Cumulative total return assumes reinvestment of dividends.
                                            Source: Standard & Poor's Compustat
                                                     Custom Products Division

SEVERANCE AGREEMENTS

  The Company has entered into severance agreements with Mr. Hatcher, Ms. Hatcher, Mr. Moulds, Ms. O'Bannion, Mr. Turner, Mr. Parrish, Mr. Alvarez, Mr. Frame, Ms. Batcha and Ms. Moulds, which provide severance benefits upon a change of control of the Company. Under these agreements, if one of the named employee's employment is terminated without cause following a change of control, he or she will be compensated by the Company as described below. Each of Mr. Hatcher, Ms. Hatcher, Mr. Moulds, Ms. O'Bannion, Mr. Turner, Mr. Parrish, Mr. Alvarez and Mr. Frame will receive a lump sum payment equal to a specified percentage of his or her average annual compensation for the five years preceding the change of control. The percentage for Mr. Hatcher is 299% and the percentage for Ms. Hatcher, Mr. Moulds, Ms. O'Bannion, Mr. Turner, Mr. Parrish, Mr. Alvarez and Mr. Frame is 200%. Each of Ms. Batcha and Ms. Moulds will receive a lump sum payment equal to 200% of her average annual compensation for the two years preceding the change of control. Stock options granted to the named employees by the Company and not then exercisable will become immediately exercisable in full. The Company is required to pay the named employees all amounts owed to the named employees by the Company under any deferred compensation arrangements. The Company is also required to reimburse the named employees for all legal fees incurred as a result of termination of employment following a change of control.

SPLIT-DOLLAR AGREEMENTS

  The Company has purchased life insurance policies insuring the lives of Mr. Brieden, Ms. Hatcher, Mr. Hatcher, Mr. Moulds, Ms. O'Bannion, Mr. Turner, Mr. Parrish, Mr. Letwin, Mr. Alvarez, Mr. Frame, Ms. Batcha and Ms. Moulds and has entered into split-dollar agreements with these persons. The Company is the owner of the policies and by the terms of the split-dollar agreements is obligated to pay all premiums and to take all necessary steps, upon the death of the insured, to obtain the death benefits provided under the policies. The insured is obligated to reimburse the Company on an annual basis for the value of the economic benefit of the policy to the insured for that year (as determined for federal income tax purposes). Upon the death of the insured, the Company is entitled to receive a portion of the death benefits provided under the policy equal to the amounts of net premiums and interest on policy loans, if any, to the insured paid by the Company, plus 3% interest. This amount is payable from the death benefits. With respect to all policy proceeds in excess of the amounts required to be paid to the Company, the insured has the right to designate the beneficiaries of the policy and the right to elect the settlement option with respect to such proceeds. The Company has the right to obtain loans secured by the policy. The insured may also obtain loans secured by the policy, with the Company's consent. With the consent of the Company, interest on policy loans to the insured may be paid by the Company. All dividends declared by the issuer of the policy will be first applied to purchase one-year term insurance on the insured's life in an amount not to exceed the guaranteed cash value of the policy at the next policy anniversary, with any remaining dividends being used to purchase additional paid-up insurance.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of the Company's common stock (collectively, "Filing Persons") to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership (Form 3), reports in changes of ownership (Form 4), or annual reports of ownership (Form 5). All Filing Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  To the Company's knowledge, based on its review of the copies of such reports furnished to the Company and upon certain representations made by the Filing Persons, during fiscal 1997, all of the Filing Persons filed the required reports on a timely basis except for Bryan J. Brieden, who filed a Form 4 reporting a disposition of shares ten months late.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

  The Company distributes its products in the State of Michigan through Bryan Biologicals, Inc. In fiscal 1997, the Company's sales to Bryan Biologicals, Inc. amounted to approximately $195,000, or 1.1%, of the Company's net sales. Mr. Bryan J. Brieden, a director of the Company, is a consultant to, and former president and principal owner of, Bryan Biologicals, Inc. As of May 1, 1997, Bryan Biologicals, Inc. owed the Company approximately $109,000 on open account for product purchases made from October 1996 through April 1997. No interest is charged by the Company on such obligation. The largest amount owed to the Company by Bryan Biologicals, Inc. at any time during fiscal 1997 was approximately $126,000.

  During fiscal 1997 the Company retained the law firm of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P. and proposes to retain the firm in the current fiscal year. Mr. LaBoon, a director of the Company, is a partner in the firm.

                    RELATIONSHIP WITH INDEPENDENT AUDITORS

  The independent auditors of the Company are Deloitte & Touche LLP who have acted in that capacity for many years. The Company has requested that Deloitte & Touche LLP act as the independent auditors for the Company for fiscal 1998. Representatives of Deloitte & Touche LLP will be present at the Meeting, having the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions addressed to them.

                           PROPOSALS OF SHAREHOLDERS

  Proposals of shareholders intended to be presented at the 1998 annual meeting of shareholders must be received by the Company at its principal executive offices (3700 Mangum Road, Houston, Texas 77092) by February 27, 1998, for inclusion in the Company's proxy materials relating to the annual meeting.

                                    GENERAL

  The management does not intend to present any matter for action at the Meeting other than the matters described above, and does not know of any other matters to be brought before the Meeting. However, if any such other matter should properly come before the Meeting, or if any vacancy in the proposed slate of directors should be caused by an unexpected occurrence before the holding of the election, the proxies will vote thereon in accordance with the recommendations of management or for such other nominee as management may select.

  The information set forth above as to the present principal occupations of the nominees for directors, as to their beneficial ownership of securities of the Company, and as to other information not of record with the Company is based upon information furnished to the Company by those nominees.

                                          By order of the Board of Directors,

                                          LOGO
                                          [SIGNATURE APPEARS HERE]
                                          Lawrence E. Letwin
                                          Secretary

June 27, 1997

  THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON THE WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF THE ANNUAL REPORT OF THE COMPANY ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO. REQUESTS FOR COPIES OF THE ANNUAL REPORT SHOULD BE DIRECTED TO MS. MARGARET J. O'BANNION, GAMMA BIOLOGICALS, INC., 3700 MANGUM ROAD, HOUSTON, TEXAS 77092.

                                                                     APPENDIX A

                            GAMMA BIOLOGICALS, INC.

                    1997 OUTSIDE DIRECTOR STOCK OPTION PLAN

                                   ARTICLE I

                                    Purpose

  Gamma Biologicals, Inc. (the "Company") is dependent for the successful conduct of its business on the initiative, effort and judgment of its directors. This Outside Director Stock Option Plan (the "Plan") is intended to provide the outside directors of the Company additional compensation for their service as directors and an incentive, through options to acquire stock in the Company, to increase the value of the Company's Common Stock (as defined below).

                                  ARTICLE II

                                Administration

  The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to the express provisions of the Plan and the policies of each stock exchange on which any of the Company's stock at any time may be traded, the Board shall have plenary authority to interpret the Plan, to prescribe, amend and rescind rules and regulations regulating it, and to make all other determinations necessary or advisable for the administration of the Plan. The Board's determination on the matters referred to in this Plan shall be final, conclusive and binding upon all optionees. No member of the Board shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to the Plan or any transaction under the Plan.

                                  ARTICLE III

                         Eligibility and Participation

  Under the Plan each director who at the time of his initial appointment or election to the Board is not an employee of the Company and who is first elected or appointed to the Board after September 1, 1996 ("Eligible Outside Director") shall, effective as of the later of May 14, 1997 or the date of his appointment or election to the Board, be granted an option to purchase from the Company 10,000 shares of the Company's Common Stock, par value $0.10 per share ("Common Stock"), at a price determined as set forth in Article IV below. The Board shall have plenary authority, in its sole discretion and as it deems appropriate in lieu of cash compensation to directors, to grant additional options to purchase Common Stock from the Company at a price determined as set forth in Article IV below.

                                  ARTICLE IV

                       Terms and Conditions of Options;
                         Option Price; Transferability

  (a) Each option granted under the Plan shall be evidenced by a Director Stock Option Agreement (the "Agreement") in substantially the form attached hereto as Exhibit A, or such other form as may be hereafter approved by the Board on the advice of counsel to the Company. The Agreement shall be executed by the Company and the optionee.

  (b) The Board shall determine the per share option price for each option, but in no event shall the per share option price be less than an amount equal to 85% of the arithmetic mean (rounded up to the nearest 1/8 of a dollar) of the Fair Market Value of the Common Stock on the last trading day of each of the six calendar months preceding the date of grant of the option. In no event shall the option price be less than the par value of the Company's Common Stock.

  (c) Options granted hereunder shall not be transferable otherwise than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Internal Revenue Code of 1986, as amended (the "Code"), or Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules thereunder.

  (d) No stock option granted hereunder shall be exercisable unless the Plan and all shares issuable on the exercise thereof have been registered under the Securities Act of 1933, as amended (the "1933 Act"), and all other applicable securities laws, and there is available for delivery a prospectus meeting the requirements of Section 10 of the 1933 Act, or the Company shall have first received the opinion of its counsel that registration under the 1933 Act and all other applicable securities laws is not required in connection with such issuance. At the time of exercise, if the shares with respect to which the stock option is being exercised have not been registered under the 1933 Act and all other applicable securities laws, the Company may require the optionee to provide the Company whatever written assurance counsel for the Company may require that the shares are being acquired for investment and not with a view to the distribution thereof, and that the shares will not be disposed of without the written opinion of such counsel that registration under the 1933 Act and all other applicable securities laws is not required. Share certificates issued to the optionee upon exercise of the stock option shall bear a legend to the foregoing effect to the extent counsel for the Company deems it advisable.

  (e) For purposes of the Plan, the term "Fair Market Value" on any date shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange or national market system, the closing price of the Common Stock, as published in the Wall Street Journal, so listed or admitted to trade on such date or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange or national market system, the mean between the bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or a similar organization if NASDAQ is no longer reporting such information; or (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and if bid and asked prices for the Common Stock are not so furnished through NASDAQ or a similar organization, the value established by the Board for purposes of the Plan. In addition to the above rules, Fair Market Value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                                   ARTICLE V

                  Shares Subject to Plan and Duration of Plan

  The Plan shall expire and terminate on the earlier to occur of (i) May 14, 2007 and (ii) the date on which there have been granted to Eligible Outside Directors pursuant to the Plan options to purchase an aggregate of 100,000 shares of the Common Stock (subject to adjustment as provided in Article VI). Shares subject to options under the Plan may be either authorized and unissued shares or issued shares which have been acquired by the Company and are being held in its treasury, in the sole discretion of the Board.

                                  ARTICLE VI

                                  Adjustments

  (a) Adjustments Upon Changes in Capitalization. Subject to any required action by the Company's directors and shareholders, the number of shares provided for in each outstanding stock option and the price per share thereof, and the number of shares provided for in the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued shares of the Company's Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock), a stock split, a reverse stock split, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, and shall also be proportionately adjusted in the event of a spin-off, spin-out, or other distribution of assets to shareholders of the Company, to the extent necessary to prevent dilution of the interests of grantees pursuant to the Plan or of the other shareholders of the Company, as applicable. If the Company shall engage in a merger, consolidation, reorganization or recapitalization, each outstanding stock option (or if such transaction involves less than all of the shares of the Company's Common Stock, then a number of stock options proportionate to the number of such involved shares), shall become exercisable for the securities and other consideration to which a holder of the number of shares of the Company's Common Stock subject to each such stock option would have been entitled to receive in any such merger, consolidation, reorganization or recapitalization.

  (b) Acceleration. In the event of a potential merger or consolidation involving the Company regardless of whether the Company is the surviving entity of such merger or consolidation, a potential liquidation or dissolution of the Company, a potential sale or other disposition by the Company of all or substantially all of its assets, or a potential sale or other disposition by the shareholders of the Company of all or substantially all of the outstanding Common Stock to one purchaser (any such merger, consolidation, liquidation, dissolution, or sale being referred to herein as a "Significant Event"), then the Company shall have the option of terminating all outstanding stock options upon the actual occurrence of the Significant Event, by notice to all optionees at least 15 days before the occurrence of the Significant Event. Any exercise by an optionee in these circumstances may be conditioned upon the occurrence of the Significant Event. Upon the actual occurrence of the Significant Event, each outstanding stock option shall terminate if the Company exercises its option under this paragraph (b). If the potential Significant Event does not in fact occur for any reason, then the Company's exercise of its option under this paragraph (b) shall have no effect and his or her rights will be the same as if the Company had never exercised its option under this paragraph (b).

  (c) Change of Par Value. In the event of a change in the Company's Common Stock which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

  (d) Miscellaneous. The adjustments provided for in this Article shall be made by the Board whose determination in that respect shall be final, binding and conclusive. Except as hereinbefore expressly provided in this Article, the holder of a stock option shall not be entitled to the privilege of stock ownership as to any shares of Common Stock or other stock not actually issued and delivered to the holder. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect and no adjustment by reason thereof shall be made with respect to the number or price of shares of the Company's Common Stock subject to any stock option. The grant of a stock option pursuant to the Plan shall not affect in any way the right or power of the Company to, among other things, make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve or liquidate or sell or transfer all or any part of its business or assets.

                                  ARTICLE VII

                          Amendment or Discontinuance

  The Board may at any time and from time to time amend the Plan, as it shall deem advisable. In addition to Board approval of any amendment to the Plan, if the Board further determines on advice of counsel that it is necessary or desirable to obtain shareholder approval of any amendment to the Plan in order to comply with Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, or any successor rule, as it shall read as of the time of amendment, or for any other reason, then the effectiveness of any such amendment may be conditioned upon its approval by the holders of a majority of the outstanding voting stock of the Company (voting as a single class), and entitled to vote on, and voted for or against approval of, the amendment at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated, or such other shareholder approval as may be specified by the Board.

  No change may be made in, and no amendment, rescission, suspension or termination of the Plan shall have an effect on, stock options previously granted under the Plan which may impair or alter the rights or obligations of the holders thereof, except that any change may be made in stock options previously granted with the consent of the optionees.

                                 ARTICLE VIII

                                 Miscellaneous

  (a) Governing Law. The Plan and the stock options issued hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed within that State.

  (b) No Liability for Good Faith Determinations. The members of the Board shall not be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any stock option granted under it. All Board members shall also be entitled, with respect to all matters relating to the Plan, to all of the protections and rights, including without limitation indemnification and limitation of liability rights, provided to Board members generally pursuant to applicable law, the Articles of Incorporation of the Company, the Bylaws of the Company or otherwise.

  (c) Other Benefits. Participation in the Plan shall not preclude the optionee from eligibility in any other stock option plan of the Company or any of its subsidiaries or any benefit, insurance, pension, profit sharing, retirement, bonus or other compensation plans that the Company or any of its subsidiaries has adopted, or may, at any time, adopt for the benefit of directors.

  (d) Severability. In the event any provision of the Plan shall be held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein.

  (e) Notice. Whenever any notice is required or permitted hereunder, such notice must be in writing and personally delivered or sent by mail. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date that it is personally delivered or, whether actually received or not, on the third business day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Company or an optionee may change, at any time and from time to time, by written notice to the other, the address which it or he had theretofore specified for receiving notices. Until it is changed in accordance herewith, the Company and each optionee shall specify as its and his address for receiving notices the address set forth in the Agreement pertaining to the shares to which such notice relates.

                                  ARTICLE IX

                             Shareholder Approval

  The Plan shall be effective as of May 14, 1997, the date on which it received the approval of a majority of the disinterested members of the Board. However, the Plan and all stock options granted under the Plan shall be void if the Plan is not approved on or before September 15, 1997 by the holders of a majority of the outstanding voting stock of the Company (voting as a single class) present, or represented, and entitled to vote at a meeting of such shareholders duly held in accordance with the applicable laws of the state or other jurisdiction in which the Company is incorporated. No stock option granted under the Plan shall be exercisable in whole or in part unless and until such shareholder approval is obtained.

                            GAMMA BIOLOGICALS, INC.

              PROXY FOR ANNUAL MEETING TO BE HELD AUGUST 7, 1997

The undersigned hereby appoints David E. Hatcher and Jimmie L. Turner, or either of them, each with power of substitution, the proxies of the undersigned, to vote the stock of the undersigned at the annual meeting of shareholders of Gamma Biologicals, Inc., to be held at the offices of the Company at 3700 Mangum Road, Houston, Texas on August 7, 1997, at 3:00 P.M., Central time, or at any adjournments thereof, as follows:

  1. To elect as directors the following persons: Dr. Richard H. Aster, Bryan
     J. Brieden, H. H. "Will" Hardee, Betty F. Hatcher, David E. Hatcher and Hayle B. Randolph.

  2. To adopt the 1997 Outside Director Stock Option Plan.

  3. To vote in accordance with the recommendations of management upon whatever other business may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS and will be voted as indicated by the shareholder. Unless a contrary direction is indicated, the proxies shall vote the shares FOR the election as directors of the Board's nominees, and in accordance with the recommendations of management on any other business coming before the meeting.

                          (continued on reverse side)

                            GAMMA BIOLOGICALS, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.

                                                                For All
1. ELECTION OF DIRECTORS (See Reverse)       For    Withheld    Except
                                              0         0         0

---------------------------
   Nominee Exception(s)

2. 1997 OUTSIDE DIRECTOR STOCK OPTION PLAN.  For     Against   Abstain
                                              0         0         0


3. OTHER BUSINESS. To vote in accordance     For     Against   Abstain
   with the recommendations of management     0         0         0
   upon whatever other business may properly come before the meeting.


Please sign exactly as your name appears hereon.

Signature ____________________________ Date___________


[_] Check if Change of Address.